UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Sylvan Road, Suite G-700

Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	Nasdaq Capital Market

EXPLANATORY NOTE

On March 1, 2021, Bridgeline Digital, Inc., a Delaware corporation (the “Company”), completed its previously disclosed acquisition of all of the issued and outstanding shares of Woorank SRL, an entity located in Belgium (“Woorank”). pursuant to the terms and conditions of the Share Purchase Agreement, dated February 2, 2021, by and between the Company and Woorank (the “Acquisition”).

This Amendment No. 1 (this “Amendment”) is being filed by the Company for the purpose of amending the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on March 2, 2021 (the “Original Report”) to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the Commission. as permitted by the rules of the SEC.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of Woorank are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1* — Woorank SRL audited financial statements, including the independent auditor’s report as of and for the year ended December 31, 2020.

Pursuant to a letter from the Commission, dated April 9, 2021, the Commission stated that it would permit the omission of Woorank financial statements for the year ended December 31, 2019, as required by Rule 8-04 of Regulation S-X.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.2 — Unaudited pro forma condensed combined financial statements and explanatory notes for Bridgeline Digital, Inc and Woorank as of September 30, 2020, and for the six months ended March 31, 2021.

(c) Not Applicable.

(d) Exhibits.

2.1*	Share Purchase Agreement, by and between the Company and Woorank SRL., dated February 2, 2021, incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K, filed February 3, 2021.

23.1	Consent of PKF-VMB Bedrijfsrevisoren CVBA Independent Auditor of Woorank SRL

99.1	Audited financial statements of Woorank SRLfor the year ended December 31, 2020 and Independent Auditor’s Report thereon.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Bridgeline Digital Inc. and Woorank SRL as of September 30, 2020 and for the six months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/Mark G. Downey
Mark G. Downey
Chief Financial Officer and Treasurer

Date: May 17, 2021